TD P1 P2 P4 11/20

SUPPLEMENT DATED NOVEMBER 9, 2020

TO THE PROSPECTUS

DATED MAY 1, 2020 OF

TEMPLETON DEVELOPING MARKETS VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The following is added to the “Fund Summaries – Principal Investment Strategies” section on page TD-S1 of the prospectus:

This Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

II. The following is added to the “Fund Summaries – Principal Risks” section on page TD-S3 of the prospectus:

Non-Diversification   Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares.

III. The following is added to the “Fund Summaries – Investment Manager” section on page TD-S5 of the prospectus:

Sub-Advisor

Franklin Templeton Investment Management Limited (“FTIML”)

IV. The portfolio management team under the “Fund Summaries – Portfolio Manager” section on page TD-S5 of the prospectus is replaced with the following:

Portfolio Managers

Chetan Sehgal, CFA    Portfolio manager of Asset Management and portfolio manager of the Fund since 2017.

Andrew Ness, CFA   Portfolio Manager of FTIML and portfolio manager of the Fund since November 2020.

V. The following is added under the “Fund Summaries – Performance – Average Annual Total Returns” table on page TD-S4 of the prospectus:

MSCI Emerging Markets Index-NR (index reflects no deduction for fees, expenses or taxes) [1]	18.44%	5.61%	3.68%

1. The MSCI Emerging Markets Index-NR is replacing the MSCI Emerging Markets Index as the Fund’s benchmark because the investment manager believes the MSCI Emerging Markets Index-NR provides a more consistent basis for comparison relative to the Fund's peers.

VI. The following is added to the “Fund Details – Principal Investment Policies and Practices” section on page TD-D1 of the prospectus:

The Fund is a "non-diversified" fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

VII. The following is added to the “Fund Details – Principal Risks” section on page TD-D2 of the prospectus:

Non-Diversification

The Fund is a "non-diversified" fund. It generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified fund might be, which may result in greater fluctuation in the value of the Fund's shares.

VIII. The following is added to the “Fund Details – Management” section on page TD-D7 of the prospectus:

Management

Templeton Asset Management Ltd. (Asset Management), 7 Temasek Boulevard, Suntec Tower One, #38-3, Singapore 038987, is the Fund's investment manager. Asset Management has a branch office in Hong Kong. Asset Management an indirect subsidiary of Franklin Resources., Inc. (Resources)

Under a separate agreement with Asset Management, Franklin Templeton Investment Management Limited (FTIML), Cannon Place, 78 Cannon Street, London, EC4N 6HL, England serves as the Fund’s sub-advisor. The sub-advisor provides Asset Management with investment management advice (which may include research and analysis services). FTIML is an indirect subsidiary of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes the sub-advisor.

The Fund is managed by a team of dedicated professionals focused on investments in developing and emerging markets. The portfolio managers of the Fund are as follows:

Chetan Sehgal, CFA

Director of Global Emerging Markets/Small Cap Strategies of the Templeton Emerging Markets Group and portfolio manager of Asset Management

Mr. Sehgal has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton in 1995.

Andrew Ness, CFA

Portfolio Manager of FTIML

Mr. Ness has been a portfolio manager of the Fund since November 2020. He joined Franklin Templeton in 2018. Prior to joining Franklin Templeton, he was a portfolio manager at Martin Currie Investment Management Limited, an Edinburg based asset manager.

As co-lead portfolio managers, Messrs. Sehgal and Ness are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, the implementation of the Fund’s asset allocation strategy, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment. The degree to which they may perform these functions, and the nature of the functions, may change from time to time.

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Please keep this supplement with your prospectus for future reference.

VIP SA1 11/20

SUPPLEMENT DATED NOVEMBER 9, 2020

to the statement of additional information

dated May 1, 2020 of

Templeton DEVELOPING MARKETS VIP Fund

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.  The following is added to “Management and Other Services – Investment and Services Provided” section on page 83 of the SAI is replaced with the following:

The Templeton Developing Markets VIP Fund’s sub-advisor is Franklin Templeton Investment Management Limited, an indirect, wholly owned subsidiary of Resources. The sub-advisor has an agreement with the investment manager and provides the investment manager with investment management advice and assistance. The sub-advisor's activities are subject to the board's review and control, as well as the investment manager's instruction and supervision.  The investment manager pays the sub-advisor a fee equal to 50% of the net advisory fee paid by the Fund to the investment manager. The net investment advisory fee, in this case, is defined to equal: (i) 96% of an amount equal to the total investment management fee payable to the investment manager minus any Fund fees and/or expenses waived and/or reimbursed by the investment manager, minus (ii) any amounts paid by the investment manager to Franklin Templeton Services, LLC for fund administrative services.

II. The following is added to the “Management – Portfolio Managers – Other accounts managed by the portfolio managers” section beginning on page 88 as of November 9, 2021:

Andrew Ness1	0	N/A	0	N/A	0	N/A

1.      Effective November 9, 2020, Andrew Ness was added as a portfolio manager of the Templeton Developing Markets VIP Fund.

III.  The first paragraph under “Management and Other Services – Administrator and services provided” section on page 91 of the SAI is replaced with the following:

Franklin Templeton Services, LLC (FT Services) has an agreement with the investment manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's investment manager, sub-advisor and principal underwriter.

IV.    The first paragraph under “Organization, Voting Rights and Principal Holders” section on page 95 is revised as follows:

The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was originally organized as a Massachusetts business trust on April 26, 1988 and was reorganized effective May 1, 2007, as a Delaware statutory trust on October 18, 2006, and is registered with the SEC. Each Fund, except the Developing Markets VIP Fund and Global Bond VIP Fund, are a diversified series of the Trust. Developing Markets VIP Fund and Global Bond VIP Fund are non-diversified Funds as defined under the 1940 Act.

Please keep this supplement with your SAI for future reference.